UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2011
Middlefield Banc Corp.
(Exact name of registrant as specified in its charter)

Ohio	000-32561	34-1585111

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15985 East High Street Middlefield, Ohio	44062

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 632-1666 not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01(a): Entry into a Material Definitive Agreement
Sale of shares to investment fund that will make the fund Middlefield’s largest shareholder. On August 15, 2011, Middlefield Banc Corp. (“Middlefield”) entered into a Stock Purchase Agreement with Bank Opportunity Fund LLC (“BOF”). The Stock Purchase Agreement provides for the sale of Middlefield Banc Corp. common stock to BOF for cash at $16 per share. In addition, the agreement provides that Middlefield will at closing of the sale issue to BOF warrants to acquire a number of shares equal to 15% of the number of shares sold to BOF. Subject to adjustment for changes in capitalization occurring during the ten-year warrant exercise period, the warrant exercise price will be the same as the per share price for shares issued to BOF at closing: $16 per share. The closing price of Middlefield common stock on the over the counter market (trading symbol MBCN) was $17.50 per share on the day before the Stock Purchase Agreement was entered into.
Including shares acquirable by exercise of warrants, if the proposed purchase is completed, BOF will own and control up to 24.9% of the Middlefield common stock outstanding, after giving effect to the closing of the purchase under the Stock Purchase Agreement.
The closing of the purchase is conditioned upon certain conditions, including the continued accuracy of representations and warranties given by Middlefield and BOF, the receipt of required stockholder approval of the transaction pursuant to Ohio Revised Code section 1701.831, receipt of all necessary and appropriate regulatory approvals, the appointment of one director designated by BOF to Middlefield and each of its subsidiary banks, adoption by Middlefield of a revised business plan acceptable to the regulators, addressing a growth strategy for Middlefield, including plans to engage in transactions involving the acquisition of one or more failed banks from the FDIC and plans to supplement the existing management team, the performance of certain covenants contained in the Stock Purchase Agreement, the absence of any material adverse effect between the date of the Stock Purchase Agreement and the closing, receipt of certain supporting documentation, and certain other customary closing conditions.
The Stock Purchase Agreement contains representations by each of Middlefield and BOF, as well as covenants with respect to Middlefield’s and BOF’s conduct prior to the closing of the purchase. The Stock Purchase Agreement also provides for registration rights pursuant to which Middlefield will be obligated to register the shares purchased by BOF under the Securities Act of 1933 in order to permit a resale by BOF following the closing of the purchase.
The Stock Purchase Agreement may be terminated by mutual written consent of the parties or if the closing does not occur on or before March 31, 2012. Each of BOF and Middlefield may terminate the agreement on account of a material breach of the agreement by the other or on account of failure by the other to satisfy the conditions to closing.

As part of the Stock Purchase Agreement, the directors and executive officers of Middlefield executed a separate Purchaser’s Rights and Voting Agreement, also dated August 15, 2011. Under this Purchaser’s Rights and Voting Agreement, the directors have agreed to approve the Stock Purchase Agreement and the transactions contemplated by the Stock Purchase Agreement, including to unanimously recommend a stockholder vote in favor of approval. The directors may not thereafter withdraw that recommendation or otherwise take any action inconsistent with that recommendation. The Stock Purchase Agreement between Middlefield and BOF grants to BOF the right to designate one person to serve on the board of directors of Middlefield and on the board of directors of each of Middlefield’s two subsidiary banks. The Middlefield directors and officers agreed that they will vote their shares of Middlefield common stock in favor of election of BOF’s designee at any meeting at which the term of BOF’s director designee expires. For a 12-month period after closing of the sale of shares to BOF, the directors and officers also agreed that they will not sell their shares of Middlefield common stock. The term of the Purchaser’s Rights and Voting Agreement and the obligation on the part of directors and officers to vote in favor of BOF’s designee lasts for as long as BOF and affiliates hold 5% or more of Middlefield’s common stock.
The foregoing description of the Stock Purchase Agreement, the Warrant and the Purchaser’s Rights and Voting Agreement is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which is attached to this Form 8-K as Exhibit 10.26, to the text of the warrant agreement, which is attached as Exhibit 10.27, and to the text of the Purchaser’s Rights and Voting Agreement, which is attached as Exhibit 10.28, each of which is incorporated herein by this reference.
Information about BOF. BOF, a Delaware limited liability company, was established by Bank Acquisitions LLC, a Delaware limited liability company and the managing member of BOF (the “Managing Member”) to invest primarily in U. S. banks, thrifts, and their holding companies. Bank Opportunity Advisors LLC, a Delaware limited liability company, is the investment adviser for BOF (the “Investment Adviser”). The Managing Member, together with the Investment Adviser, will manage the day-to-day operations and investment activities (including oversight of BOF’s investment in Middlefield). The Managing Member controls BOF and the Managing Member and the Investment Manager are under the common control of Eric D. Hovde (“Mr. Hovde”).
No investor is permitted to acquire shares resulting in the investor having 20% or greater voting power over Middlefield common stock unless shareholders first give approval under the Ohio Control Share Acquisition Act. Because of the Ohio Control Share Acquisition Act, shareholder approval is necessary in order for any investor to acquire Middlefield shares if as a result of that acquisition the investor would own shares possessing one fifth or more but less than one third of the voting power of Middlefield common stock in the election of directors, although an investor may own as much as 19.9% without first obtaining shareholder approval. The acquisition by an investor of shares resulting in ownership within the range of one fifth to one third of the shares is defined in the Ohio Control Share Acquisition Act as a so-called control share acquisition. The Stock Purchase Agreement provides for the acquisition by BOF of 24.9% of Middlefield’s common stock, and for that reason Middlefield anticipates calling a special meeting of shareholders to be held by the end of the third quarter of 2011 or early in the fourth quarter, giving shareholders the opportunity to consider and vote upon approval of BOF’s proposed control share acquisition. Although BOF could choose under the Stock Purchase Agreement to purchase only 19.9% of Middlefield common stock if shareholders do not approve BOF’s control share acquisition, BOF has advised Middlefield that BOF would not purchase any shares if shareholders do not approve BOF’s control share acquisition.

BOF must obtain regulatory clearance under the Change in Bank Control Act to own and control 24.9% of Middlefield’s voting stock. BOF is required by the terms of the Stock Purchase Agreement to file a Notice of Change in Control with the Federal Reserve Bank of Cleveland within 30 days, providing to the Federal Reserve Bank of Cleveland as required by the Change in Bank Control Act advance notice that BOF intends to own and control 24.9% of Middlefield voting stock. BOF must make a similar filing under Ohio bank law with the Ohio Division of Financial Institutions.
Assuming the written non-objection to the control share acquisition is issued by the Federal Reserve Bank and the Ohio Division of Financial Institutions, the control share acquisition may then be completed, assuming shareholders also approve the control share acquisition at the special meeting of shareholders.
Item 3.02(a): Unregistered Sales of Equity Securities
From approximately August 9, 2011, through August 12, 2011, Middlefield Banc Corp. sold for cash a total of 93,400 shares of its common stock in a private equity offering under the SEC’s Regulation D, Rule 506, raising capital of $1,494,400, before taking into account commissions of approximately $68,160. The shares were sold to purchasers qualifying as accredited investors under Rule 501(a), including directors and officers and an institutional purchaser. As transactions by an issuer not involving a public offering, the private equity offering is exempt from registration under the Securities Act of 1933 by section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D. The offer and sale of shares have not been registered with the SEC under the Securities Act of 1933, and as a consequence subsequent offers and sales of those shares by the purchasers in the private offering must be registered with the SEC under the Securities Act of 1933 unless an exemption from registration is available for those subsequent offers and resales.
Cautionary statement. The discussion in this Form 8-K Current Report of the private equity offering and the Stock Purchase Agreement does not purport to be complete. The discussion is qualified in its entirety by reference to the text of the Stock Purchase Agreement, which is attached to this Form 8-K as Exhibit 10.26, to the text of the warrant agreement, which is attached as Exhibit 10.27, and to the text of the Purchaser’s Rights and Voting Agreement, which is attached as Exhibit 10.28, each of which is incorporated herein by this reference. The representations and warranties contained in the Stock Purchase Agreement are made to and are made solely for the benefit of the parties to that agreement. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure letters that the parties exchanged in the process of entering into the agreement. Moreover, some of the representations and warranties in the Stock Purchase Agreement are made for the purpose of allocating risk between the parties, rather than for the purpose of establishing matters as facts. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts. Those representations and warranties were made solely as of the date of the Stock Purchase Agreement and are modified in important respects by the confidential disclosure letters exchanged by the parties to the agreement. The representations and warranties contained in the Stock Purchase Agreement should be read in conjunction with the other information that Middlefield makes publicly available in reports, statements, and other documents filed with the SEC.

Press Release
On August 18, 2011, Middlefield issued a press release regarding the Stock Purchase Agreement. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Forward-looking statements. This Form 8-K Current Report includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include but are not limited to statements about anticipated operating and financial performance, such as loan originations, operating efficiencies, loan sales, charge-offs and loan loss provisions, growth opportunities, interest rates, and deposit growth. Words such as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “project,” “plan,” and similar expressions are intended to identify forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation delays in obtaining or failure to receive required regulatory approvals, including approval by the Superintendent of the Ohio Division of Financial Institutions and by the Board of Governors of the Federal Reserve System, the possibility that fewer than the required number of the Middlefield’s stockholders vote in accordance with the Ohio Control Share Acquisition Act to approve the sale of shares to BOF, the occurrence of events that would have a material adverse effect on Middlefield as described in the Stock Purchase Agreement, and other uncertainties associated with the transactions described in this Form 8-K Current Report. Additional factors that could cause actual results to differ materially are discussed in Middlefield’s filings with the SEC, including without limitation Middlefield’s Form 10-K Annual Report, its Form 10-Q Quarterly Reports, and its Form 8-K Current Reports. Forward-looking statements are based on Middlefield’s beliefs, plans, objectives, goals, assumptions, expectations, estimates, and intentions as of the date the statements are made. You must exercise caution because Middlefield cannot give any assurance that its beliefs, plans, objectives, goals, assumptions, expectations, estimates, and intentions will be realized. Middlefield does not undertake a duty to update any forward-looking statements in this Form 8-K.
Additional information and where to find it. This communication may be deemed to be solicitation material. Middlefield will file with the SEC a proxy statement and other documents regarding the transaction described in this Form 8-K. MIDDLEFIELD STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, INCLUDING MIDDLEFIELD’S PROXY STATEMENT, BECAUSE THE PROXY STATEMENT AND OTHER DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION ABOUT THE TRANSACTION WITH BANK OPPORTUNITY FUND LLC. Members of the public will be able to obtain the proxy statement and other relevant documents free of charge at the SEC’s website, http://www.sec.gov, and Middlefield’s stockholders will receive information at an appropriate time about how to obtain the proxy statement and other transaction-related documents for free from Middlefield. The proxy statement and other documents are not currently available. Middlefield and its directors, executive officers, certain members of management, and employees may have interests in the transaction or be deemed to be participants in the solicitation of proxies of Middlefield’s stockholders to approve the transaction with BOF. Information regarding the participants and their interest in the solicitation is set forth in the proxy statement filed by Middlefield with the SEC on April 4, 2011 for the 2011 Annual Meeting. Stockholders may obtain additional information regarding the interests of participants by reading the proxy statement relating to the transaction when the proxy statement becomes available.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Document
Exhibit 10.26	Stock Purchase Agreement dated August15, 2011, between Bank Opportunity Fund LLC and Middlefield Banc Corp.
Exhibit 10.27	Form of warrant to be issued to Bank Opportunity Fund LLC
Exhibit 10.28	Purchaser’s Rights and Voting Agreement dated August 15, 2011, among Bank Opportunity Fund LLC, Middlefield Banc Corp., and directors and officers of Middlefield Banc Corp.
Exhibit 99.1	Press release dated August 18, 2011
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Middlefield Banc Corp.
Date: August 18, 2011	/s/ James R. Heslop, II
Executive Vice President and
Chief Operating Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

Exhibit 10.26	Stock Purchase Agreement dated August15, 2011, between Bank Opportunity Fund LLC and Middlefield Banc Corp.

Exhibit 10.27	Form of warrant to be issued to Bank Opportunity Fund LLC

Exhibit 10.28	Purchaser’s Rights and Voting Agreement dated August 15, 2011, among Bank Opportunity Fund LLC, Middlefield Banc Corp., and directors and officers of Middlefield Banc Corp.

Exhibit 99.1	Press release dated August 18, 2011